Exhibit 10-B-8














                                SERVICE AGREEMENT

                                     between

                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                       and

                 PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INC.




                                  July 1, 1996



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                    SERVICE AGREEMENT UNDER RATE SCHEDULE GSS

         THIS AGREEMENT entered into this day of , 1996, by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as "Seller., first party, and, PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INC., a(n) North Carolina corporation, hereinafter referred to as "Buyer", second party,

                                   WITNESSETH:

         WHEREAS, Buyer desires to purchase and Seller desires to sell natural gas storage service under Sellers' Rate Schedule GSS as set forth herein; and

         WHEREAS, pursuant to the terms of the Joint Stipulation and Settlement Agreement approved by the Federal Energy Regulatory Commission's (Commission") Order dated July 16, 1993 in Docket Nos. RS92-86-003, RP92-108000, and RP92-137-
000 which amended Seller's Certificate in Docket No. CP61-194, Seller and Buyer agreed to a twenty year contract term through March 31, 2013, as set forth in that Order, for the Storage Demand Quantity and Storage Capacity Quantity which are supported by service provided by CNG Transmission Corporation; and

         WHEREAS, pursuant to the terms of the Application to Amend Seller's Certificate, in Docket No. CP61-194, as approved by the Commission's Order dated June 13, 1996 in Docket No. CP96-226-000, Seller and Buyer agreed to the Storage Demand Quantity and Storage Capacity Quantity set forth in Article I hereof;

         NOW, THEREFORE, Seller and Buyer agree as follows:

                                    ARTICLE I
                             SERVICE TO BE RENDERED

         Subject to the terms and provisions of this agreement and of Seller's Rate Schedule GSS, Seller agrees to receive from Buyer for storage, inject into storage for Buyer's account, store, withdraw from storage (or cause to be injected into storage for Buyer's account, stored, and withdrawn from storage) and deliver to Buyer, quantities of natural gas as follows:

         To withdraw from storage or cause to be withdrawn from storage, transport and deliver to Buyer at the delivery points set forth below, the gas stored for Buyer's account up to a maximum quantiy in any day of
                  32,095 Mcf, during the period beginning on July 1, 1996 and ending on June 30, 2001, and 17,448 Mcf during the period beginning on July 1, 2001 and ending on March 31, 2013, which quantity shall be Buyer's Storage Demand.

To receive and store or cause to be stored up to a total quantity at any one time of
         1,773,859 Mcf, during the period beginning on July 1, 1996 and ending on June 30, 2001, and 1,010,314 Mcf during the period beginning on July 1, 2001 and ending on March 31, 2013, which quantity shall be Buyer's Storage Capacity Quantity.

                                   ARTICLE 11
                              POINT(S) OF DELIVERY


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         The Point or Points of Delivery for all natural gas delivered by Seller to Buyer under this agreement shall be at or near:

                    SERVICE AGREEMENT UNDER RATE SCHEDULE GSS

(1) Asheville Meter Station, located at milepost 1249.35 on Seller's main transmission line near Kings Mountain, North Carolina.

(2) Davidson Meter Station, located at milepost 1287.10 on Seller's main transmission line in Iredell County, North Carolina, at Compressor
         Station No. 150, approximately two (2) miles northwesterly from Davidson, North Carolina.

(3) Foote Mineral Meter Station, located at milepost 1251.55 on Seller's main transmission line in Cleveland County, North Carolina.

(4) Gastonia Meter Station, located at milepost 1260.83 on Seller's main transmission line in Gaston County, North Carolina, approximately three
         (3) miles northwesterly from Gastonia, North Carolina, near West Gastonia, North Carolina.

(5) Mooresville Meter Station, located at milepost 1292.90 on Seller's main transmission line in Iredell County, North Carolina approximately two
         (2) miles easterly from Mooresville, North Carolina.

(6) Stanley Meter Station, located at milepost 1269.23 on Seller's main transmission line near Stanley, North Carolina.

(7) Greensboro Meter Station, located at milepost 1355.06 on Seller's main transmission line in Guilford County, North Carolina, where the facilities of Piedmont Natural Gas Company connect with those of Seller.

(8) Dan River Meter Station, located at milepost 1382.53 on Seller's main transmission line approximately 05 miles south of Dan River, North Carolina.

(9) Statesville Meter Station, located on Seller's main transmission line approximately 125 feet downstream from milepost 1305.81 in Rowan County, North Carolina.

(10) Lithium Corporation Industrial Meter Station, located at milepost 1255.86 on Seller's main transmission line in Gaston County, near Bessemer City, North Carolina, where U.S. Highway 29 intersects Seller's main line.

(11) Tryon Meter Station, located on Seller's Mill Spring extension, at approximately milepost 28.06, one (1) mile southeast of Tryon in Polk County, North Carolina.

(12) Columbus Meter Station, located at milepost 31.41 on Seller's Mill Spring extension approximately 112 mile east of Columbus in Polk County, North Carolina.
(13) Mill Spring Meter Station, located at the terminus of Seller's Mill Spring extension, in Polk County, North Carolina.

(14)     Wise Meter Station, located at the terminus of Seller's Wise extension,



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         1/4 mile west of the intersection of Virginia State Highway No. 713 and
         U.S. Highway No. 1, Warren County, North Carolina.


                                   ARTICLE III
                                DELIVERY PRESSURE

         Seller shall deliver natural gas to Buyer at the Point(s) of Delivery at a pressure(s) of not less than fifty (50) pounds per square inch gauge, or at such other pressures as may be agreed upon in the day-to-day operations of Buyer and Seller.

                                   ARTICLE IV
                                TERM OF AGREEMENT

         This agreement shall be effective July 1, 1996 and shall remain in force and effect through March 31, 2013.

                                    ARTICLE V
                             RATE SCHEDULE AND PRICE

         Buyer shall pay Seller for natural gas service rendered hereunder in accordance with Seller's Rate Schedule GSS and the applicable provisions of the General Terms and Conditions of Seller's FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and as the same may be amended or superseded from time to time at the initiative of either party. Such rate schedule and General Terms and Conditions are by this reference made a part hereof.

                                   ARTICLE VI
                                  MISCELLANEOUS

         1. The subject headings of the Articles of this agreement are inserted for the purpose of convenient reference and are not intended to be a part of this agreement nor to be considered in any interpretation of the same.

         2. This agreement supersedes and cancels as of the effective date hereof the following contract(s):

                  Any and all Service Agreements previously entered into between Buyer and Seller under Seller's Rate Schedule GSS.

         3. No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

         4. This agreement shall be interpreted, performed and enforced in accordance with the laws of The State of North Carolina.

         5. This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.


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                    SERVICE AGREEMENT UNDER RATE SCHEDULE GSS

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed by their respective Presidents or Vice Presidents "hereunto duly authorized and have caused their respective corporate seals to be hereunto affixed and attested by their respective Secretaries or Assistant Secretaries the day and year above written.


                                                 TRANSCONTINENTAL GAS PIPE LINE
                                                 CORPORATION
                                                 (Seller)
ATTEST:
[SEAL]

-------------------                              By /s/ Frank J. Ferazzi
Secretary                                        Frank J. Ferazzi
                                                 Vice President
                                                 Customer Service


                                                 PUBLIC SERVICE COMPANY OF
                                                 NORTH CAROLINA, INC.
                                                 (Buyer)
ATTEST:
(SEAL)                                           By /s/ Franklin H. Yoho
/s/ J. Paul Douglas                              Senior Vice President
-------------------
Secretary


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